===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 14(d) of the Securities Exchange Act of 1934



Date of Report: August 20, 1999


                            WHITEHALL LIMITED, INC.
                    (F/K/A CAMBRIDGE UNIVERSAL CORPORATION)
                    ---------------------------------------
             (Exact name of Registrant as specified in its charter)



        Florida*                       33-24387                 84-1092599
        --------                       --------                 ----------
State of other jurisdic-             (Commission              (IRS Employer
 tion of incorporation               File Number)           Identification No.)



                              290 Cocoanut Avenue
                            Sarasota, Florida 34236
                            -----------------------
          (Address of principal executive offices, including zip code)



                                  941/954-1181
                                  ------------
              (Registrant's telephone number, including area code)






* initially formed under the laws of the State of Colorado


===============================================================================

Item 1.  Changes in Control of Registrant.

         Pursuant to an agreement styled "Agreement Providing for the Exchange of Capital Stock" (the "Agreement") dated as of June 17, 1999 the Registrant, then known as Cambridge Universal Corporation (the "Company"), a corporation formed and existing pursuant to the laws of the State of Colorado, acquired all of the issued and outstanding voting Common Stock of a Florida corporation known as Whitehall Homes II, Inc. ("Whitehall") from the record and beneficial holders thereof, Ronald and Joanne Mustari, husband and wife. All of the voting common stock of Whitehall was acquired by the Company for a consideration constituted by the issuance of 4,608,268 shares of the Common Stock, $.10 par value. Such shares constitute Restricted Securities. As a result of the completion of this transaction, Ronald and Joanne Mustari hold of record and beneficially 52% of the Common Stock of the Company outstanding as of June 17, 1999. The Company is continuing the business activities conducted by Whitehall and Whitehall is now a wholly owned subsidiary of the Company.

         Prior to this exchange transaction, the Company conducted no business activity and could be characterized as a "public shell". The Company conducted a public offering of 2,000 units, each unit comprised of one share of its Common Stock and Class A and Class B Common Stock Purchase Warrants pursuant to a Registration Statement which contained a definitive Prospectus dated December 8, 1988.

         For accounting purposes, the exchange transaction will be deemed to have occurred on January 1, 1999.

         In connection with the exchange transaction between the Company and Mr. and Mrs. Mustari, the Company became domesticated under the Florida Business Corporation Act and is now a Florida corporation and changed its name to Whitehall Limited, Inc. The Company also effected a reverse split of its outstanding Common Stock whereby each three shares of outstanding Common Stock of the Company became one Share. Such corporate action was effected by virtue of the filing of Articles of Incorporation of the Company with the Department of State, State of Florida. Shareholder action with respect to these matters was taken at a special meeting of the shareholders of the Company noticed, convened and held on June 17, 1999. A copy of the Articles of Incorporation of the Company is included with this Report as an Exhibit. As indicated, the Company is continuing the business of Whitehall which relates to the development, construction and marketing of moderately priced housing communities and single family homes in the Florida counties of Sarasota, Manatee and Charlotte, all of which are located on the central west coast of Florida. Whitehall has conducted such business activities directly and by virtue of subsidiaries or affiliated entities known as Windtree Development Corporation, Whitehall Homes @ Maple Hammock, Inc., Whitehall Homes @ Avalon, Inc., Bermuda Development Corporation, Governors Grove Development Corporation, Inc., U-Store-It, Inc. and Whitehall Associates, Inc., all of which entities have been consolidated into Whitehall. The principal of Whitehall and affiliated entities was Ronald Mustari who now serves as a director, President and Chief

Executive Officer of the Company. Mr. Mustari has approximately 30 years experience in the home building business.

         Developments undertaken by Whitehall and which will be continued by the Company to the extent that such developments are not completed include Forty-three West, Bradenton, Florida; Fairmont Park and Triangle Park, Oneco, Florida; Forty-three West, Sarasota, Florida; The Treetops at North 50, Manatee County, Florida; Whitehall Homes located in the Sarabay area of Bradenton, Florida; Forty-three Waterside Lane in Perico, Manatee County, Florida; and The Grove at Beekman Place, Sarasota, Florida. Current activities of the Company include the development of the residential dwelling communities known as The Village at Beekman Place and The Estates at Beekman Place, both of which are located in the greater Sarasota, Florida metropolitan area; Governor's Green and Bermuda Club at the Plantation Golf & Country Club located in the greater Venice, Florida metropolitan area; and Avalon at the Villages of Palm Aire located in the greater Sarasota, Florida metropolitan area.

         The Company provides quality homes with custom features designed principally for the entry level or "moving up" home buyer's market, as well as the retirement segment of such market. Residences usually range in size from 1,200 to 3,500 square feet and have purchase prices ranging from $95,000 to $400,000. As a general practice, the Company endeavors to acquire developed building lots after all zoning and other governmental entitlements and approvals have been attained. By conducting business in this fashion, the Company believes that it can create finished residential dwellings and present same to the available market more quickly than if the Company engaged in the necessary land development activities in order to bring lots to a completely developed status. In conducting business on this basis, the Company utilizes and will continue to utilize lot options and similar contractual arrangements to secure adequate inventories of developed lots.

         The Company markets its residential dwelling inventories through commissioned employees and independent real estate brokers. Residential dwelling sales are typically conducted from sales offices located in furnished models used in each subdivision where the Company is active. The Company typically also builds a limited number of speculative homes in each residential subdivision in which it is active in order to enhance its marketing and sales activities.

         The facilities of the Company are constituted by those facilities of Whitehall which in turn are comprised of its inventory of residential dwellings under construction and in completed state, as well as investments in land which is in various stages of development. The Company, through Whitehall, has a nominal investment in support equipment, including its executive headquarters, which it owns, office furniture and fixtures, construction equipment and vehicles. On a pro forma basis, at March 31, 1999 the Company, through Whitehall, had approximately $3.99 million invested in land and development costs and approximately $3.43 million invested in homes under construction and furnished models.

         As a result of the completion of the transaction described in this
Item 1, the Company has provided to interested broker-dealers a current Form 15c2-11 which is also included herewith as an Exhibit. It is the Company's understanding that one or more broker-dealers effecting transactions in the Company outstanding Common Stock have effected the filing of such 15c2-11 with NASD Regulation, Inc.

         As a result of the exchange transaction herein described there were outstanding as of the close of business on July 1, 1999 8,862,043 shares of Common Stock of the Company. The Transfer Agent for the outstanding Common Stock of the Company is American Securities Transfer & Trust, Inc., 12039 West Alameda Parkway, Lakewood, Colorado 80228.

         The Company now known as Whitehall Limited, Inc., having changed its corporate name from Cambridge Universal Corporation, also has previously utilized the corporate names Otisco Corporation, Income Impact Investments, Inc. and Financial Freedom Enterprises, Inc.

         The Company maintains its principal executive offices at 290 Cocoanut Avenue, Sarasota, Florida 34236.

Item 2.  Acquisition or Disposition of Assets.

         See Item 1 above.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountants.

         Not Applicable.

Item 5.  Other Events.

         See Item 1 above.

Item 6.  Resignations of Registrant's Directors.

         As of the date of the exchange transaction described in Item 1 above, all of the members of the Board of Directors of the Company, with the exception of Robert Ground, submitted their resignations, which became effective upon the appointment of new directors. Accordingly, the members of the Board of Directors of the Company are now Harry Van Der Noord, who serves as Chairman; Ronald Mustari, who is also the President and Chief

Executive Officer of the Company; and Robert Ground, who continues to serve as a director and who also serves as Vice President and Secretary of the Company.

Item 7.  Financial Statements and Exhibits.

         (a) Included with this Report on Form 8-K are the financial statements of Whitehall reflecting its condition and results of operation for the fiscal years ended December 31, 1997 and 1998. Also included with this Report is the pro forma consolidated statement of financial condition of Whitehall at March 31, 1999, the pro forma consolidated statement of income and expenses and retained earnings for the three month period ended March 31, 1999 and the pro forma consolidated statement of cash flows for the three months ended March 31, 1999, all of which pro forma consolidated financial statements reflect the exchange transaction herein described.

         (b)  See Item 7(a) above.

         (c)  Included with this Report on Form 8-K are the following Exhibits:

              (1) Articles of Incorporation and Certificate of Domestication of the Company.

              (2)  Form 15c2-11 of the Company.

              (3)  Form of Agreement Providing for the Exchange of Capital
                   Stock.

Item 8.  Change in Fiscal Year.

         Not Applicable


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WHITEHALL LIMITED, INC.



August 20, 1999                     By  /s/ Ronald Mustari
                                      --------------------------------------
                                            Ronald Mustari, President and Chief
                                            Executive Officer

                             WHITEHALL HOMES, INC.
                           AND AFFILIATED COMPANIES
                        COMBINING FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1998

                                 TOGETHER WITH

                              ACCOUNTANT'S REPORT

                                DONALD A. BYRD
                          CERTIFIED PUBLIC ACCOUNTANT
                          A PROFESSIONAL ASSOCIATION

                               2119 KENNEN DRIVE
                            VALRICO, FLORIDA 33594

                                (813) 654-7871



To the Board of Directors
Whitehall Homes, Inc. and Affiliated Companies

I have reviewed the accompanying combining balance sheet of Whitehall
Homes, Inc. and Affiliated Companies as of December 31, 1998 and the related combining Statements of income and retained earnings and cash flows for the year then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Whitehall Homes, Inc. and Affiliated Companies.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.



June 24, 1999

                 WHITEHALL HOMES, INC. AND AFFILIATED COMPANIES
                            COMBINING BALANCE SHEET
                               DECEMBER 31, 1998

                                                                                                                 WHITEHALL
                                                         WHITEHALL       BERMUDA     WHITEHALL      FAIRWAY       HOMES AT
                               WHITEHALL   U-STORE IT     HOMES AT     DEVELOPMENT   ASSOCIATES   LAKES HOMES      MAPLE
ASSETS                         HOMES INC      INC       AVALON, INC.   CORPORATION      INC           INC       HAMMOCK INC
------                         ---------   ----------   ------------   -----------   ----------   -----------   ------------
CASH.........................     9,683      19,540        100,874         29,249       6,673       39,182         15,961
ACCOUNTS AND NOTES
  RECEIVABLE:
  Affiliates.................   (81,494)     64,000         27,307         12,805     287,480                      26,385
  Others.....................
  Stockholders...............                78,833        200,000
LAND & DEVELOPMENT COST......               603,212        114,981        681,941                                  12,992
HOMES UNDER CONSTRUCTION AND
  FURNISHED MODELS...........                              687,623        524,097                                  11,664
INVESTMENTS IN JOINT
  VENTURES...................         2
PROPERTY & EQUIPMENT, at
  cost:
  Office furniture and
    equipment................    51,919                                     3,634       1,700
  Construction equipment.....    78,880
  Vehicles...................    13,713
  Buildings..................   398,144
  Land.......................    68,097
                               --------     -------      ---------      ---------     -------       ------         ------
                                610,753           0              0          3,634       1,700            0              0
  Less accumulated
    depreciation.............  (214,776)                                   (3,023)       (659)
                               --------     -------      ---------      ---------     -------       ------         ------
                                395,977           0              0            611       1,041            0              0
                               --------     -------      ---------      ---------     -------       ------         ------
OTHER ASSETS.................   403,607                    106,381                      3,735                       1,795
                               --------     -------      ---------      ---------     -------       ------         ------
                                727,775     765,585      1,237,168      1,248,703     298,929       39,182         68,797
                               ========     =======      =========      =========     =======       ======         ======

                                              BECKMAN
                               WHITEHALL      VILLAGE
                               MANAGEMENT   DEVELOPMENT   ELIMINATIONS   COMBINED
ASSETS                            INC.      CORPORATION   ADD (DEDUCT)    TOTALS
------                         ----------   -----------   ------------   ---------
CASH.........................    47,302         8,049                      276,513
ACCOUNTS AND NOTES
  RECEIVABLE:
  Affiliates.................                  30,039       (306,383)       60,139
  Others.....................
  Stockholders...............                                              278,833
LAND & DEVELOPMENT COST......                                            1,413,126
HOMES UNDER CONSTRUCTION AND
  FURNISHED MODELS...........                 732,823                    1,956,207
INVESTMENTS IN JOINT
  VENTURES...................                                                    2
PROPERTY & EQUIPMENT, at
  cost:
  Office furniture and
    equipment................                                               67,253
  Construction equipment.....                                               78,880
  Vehicles...................                                               13,713
  Buildings..................                                              398,144
  Land.......................                                               68,097
                                 ------       -------       --------     ---------
                                      0             0              0       616,087
  Less accumulated
    depreciation.............                                             (218,458)
                                 ------       -------       --------     ---------
                                      0             0              0       397,629
                                 ------       -------       --------     ---------
OTHER ASSETS.................                                              615,518
                                 ------       -------       --------     ---------
                                 47,302       770,911       (306,383)    4,897,967
                                 ======       =======       ========     =========

See accompanying notes and accountant's review report.

                 WHITEHALL HOMES, INC. AND AFFILIATED COMPANIES
                            COMBINING BALANCE SHEET
                               DECEMBER 31, 1998

                                                                                                                       WHITEHALL
                                     WHITEHALL                 WHITEHALL       BERMUDA     WHITEHALL      FAIRWAY       HOMES AT
LIABILITIES AND                        HOMES     U-STORE IT     HOMES AT     DEVELOPMENT   ASSOCIATES   LAKES HOMES      MAPLE
STOCKHOLDERS' EQUITY                   INC.         INC.      AVALON, INC.   CORPORATION      INC.         INC.       HAMMOCK INC.
--------------------                 ---------   ----------   ------------   -----------   ----------   -----------   ------------
LIABILITIES:
 Accounts payable and accrued
  liabilities......................    48,984                    177,598        184,432                    2,416         14,421
 Customer deposits.................                45,000                       208,323
 Due to stockholders...............               171,250        100,000         54,385       6,372
 Due to affiliates.................                              396,102        188,383
 Land and development loans........                               81,100        310,000
 Construction and model loans......                              616,892        362,645
 Notes payable.....................   461,831     300,000                                   300,000
                                     --------     -------       --------      ---------     -------       ------         ------
                                      510,815     516,250      1,371,692      1,308,148     308,372        2,416         14,421
                                     --------     -------       --------      ---------     -------       ------         ------
STOCKHOLDERS' EQUITY
 Controlling Interest:
  Common stock, $1 par value.......     1,000          50            100            250       1,000        1,000             50
  Paid-in capital..................   679,726     332,500         59,900        164,374       4,826                      66,693
  Retained earnings................  (483,766)     61,282)      (127,263)      (209,433)    (11,040)      35,768         (2,895)
                                     --------     -------       --------      ---------     -------       ------         ------
                                      216,980     271,268        (67,283)       (44,836)     (5,214)     (36,766         63,848
                                     --------     -------       --------      ---------     -------       ------         ------
Non-Controlling Interest:
Common stock, $1 par value.........                    50            100            250       1,000                          50
Paid-in capital....................                64,500         59,900        145,124       7,810
Retained earnings..................               (86,483)      (127,263)      (159,983)    (11,039)                     (9,522)
                                     --------     -------       --------      ---------     -------       ------         ------
                                                  (21,933)       (67,263)       (14,609)     (2,229)                     (9,472)
                                     --------     -------       --------      ---------     -------       ------         ------
                                      727,776     765,586      1,237,166      1,248,703     288,929       39,182         68,797
                                     ========     =======       ========      =========     =======       ======         ======

                                                    BEEKMAN
                                     WHITEHALL      VILLAGE
LIABILITIES AND                      MANAGEMENT   DEVELOPMENT   ELIMINATIONS    COMBINED
STOCKHOLDERS' EQUITY                    INC.      CORPORATION    ADD(DEDUCT)     TOTALS
--------------------                 ----------   -----------   -------------   ---------
LIABILITIES:
 Accounts payable and accrued
  liabilities......................                 116,881                       543,732
 Customer deposits.................    20,340       463,300                       736,963
 Due to stockholders...............                                               331,987
 Due to affiliates.................    21,295                     (306,383)       299,397
 Land and development loans........                                               391,100
 Construction......................                 188,888                     1,168,203
 Notes payable.....................                                             1,061,831
                                      -------       -------       --------      ---------
                                       41,635       767,847       (306,383)     4,533,213
                                      -------       -------       --------      ---------
STOCKHOLDERS' EQUITY
 Controlling Interest:
  Common stock, $1 par value.......     1,000         1,000                         5,450
  Paid-in capital..................    84,310         8,512                     1,400,814
  Retained earnings................   (79,643)       (6,448)                     (926,004)
                                      -------       -------       --------      ---------
                                        5,667         3,064                       480,260
                                      -------       -------       --------      ---------
Non-Controlling Interest:
Common stock, $1 par value.........                                                 1,450
Paid-in capital....................                                               277,334
Retained earnings..................                                              (394,290)
                                      -------       -------       --------      ---------
                                                                                 (115,506)
                                      -------       -------       --------      ---------
                                       47,302       770,911       (306,383)     4,897,967
                                      =======       =======       ========      =========

                 WHITEHALL HOMES, INC. AND AFFILIATED COMPANIES
              COMBINING STATEMENT OF INCOME AND RETAINED EARNINGS
                               DECEMBER 31, 1998

                                                                                                                     WHITEHALL
                                   WHITEHALL                 WHITEHALL       BERMUDA     WHITEHALL      FAIRWAY       HOMES AT
                                     HOMES     U-STORE IT     HOMES AT     DEVELOPMENT   ASSOCIATES   LAKE HOMES       MAPLE
                                     INC.         INC.      AVALON, INC.   CORPORATION      INC.         INC.       HAMMOCK INC.
                                   ---------   ----------   ------------   -----------   ----------   -----------   ------------
INCOME:
 Home and lot sales                                                          759,072                    366,700      1,340,196
 Management fees                    475,722
 Real estate commissions            177,060
 Interest income                      7,668                         52                         10
 Joint venture earnings (loss)
 Other                               34,339        5,000                                   21,734         7,055
                                   --------     --------      --------      --------      -------      --------      ---------
TOTAL INCOME                        694,789        5,000            52       759,072       21,744       373,755      1,340,196
                                   --------     --------      --------      --------      -------      --------      ---------
EXPENSES:
 Cost of home and lot sales                                                  689,094                     70,856      1,079,156
 Selling & general operating
   expense                                                     183,021       155,151                      5,943        147,776
 General and administrative --
   Personnel costs                  583,447
   Office and all other expenses     69,345       13,628                                    6,029
 Real estate commissions            147,989
 Interest expense                    58,640       36,000        15,517         4,722       30,339
                                   --------     --------      --------      --------      -------      --------      ---------

TOTAL EXPENSES                      859,421       49,628       198,538       848,967       36,368        76,799      1,226,932
                                   --------     --------      --------      --------      -------      --------      ---------

NET INCOME (LOSS)                  (164,632)     (44,628)     (198,486)      (89,895)     (14,624)      296,956        113,264


RETAINED EARNINGS -- beginning     (299,134)    (103,137)      (56,040)     (279,521)      (1,455)       16,702        121,495
DISTRIBUTIONS                                                                              (6,000)     (277,892)      (247,176)
                                   --------     --------      --------      --------      -------      --------      ---------
RETAINED EARNINGS -- ending        (463,766)    (147,765)     (264,526)     (369,416)     (22,079)       35,766        (12,417)
                                   ========     ========      ========      ========      =======      ========      =========

                                                  BEEKMAN
                                   WHITEHALL      VILLAGE
                                   MANAGEMENT   DEVELOPMENT    ELIMINATIONS    COMBINED
                                      INC.      CORPORATION     ADD(DEDUCT)     TOTALS
                                   ----------   ------------   ------------   ----------
INCOME:
 Home and lot sales                               824,518                      3,290,486
 Management fees                                                 (226,594)       249,128
 Real estate commissions                                         (101,369)        76,691
 Interest income
 Joint venture earnings (loss)
 Other                               140,510                                     208,638
                                    --------      -------        --------     ----------
TOTAL INCOME                         140,510      824,518        (327,963)     3,831,673
                                    --------      -------        --------     ----------
EXPENSES:
 Cost of home and lot sales                       738,055        (327,963)     2,247,198
 Selling & general operating
   expense                                         84,698                        576,689
 General and administrative --
   Personnel costs                                                               583,447
   Office and all other expenses     112,083                                     201,085
 Real estate commissions                                                         147,989
 Interest expense                                                                145,218
                                    --------      -------        --------     ----------

TOTAL EXPENSES                       112,083      820,753        (327,963)     3,901,526
                                    --------      -------        --------     ----------

NET INCOME (LOSS)                     28,427        3,765               0        (69,853)


RETAINED EARNINGS -- beginning      (108,070)      14,787                       (694,373)
DISTRIBUTIONS                                     (25,000)                      (556,068)
                                    --------      -------        --------     ----------
RETAINED EARNINGS -- ending          (79,643)      (6,448)              0     (1,320,294)
                                    ========      =======        ========     ==========

See accompanying notes and accountant's review report.

                 WHITEHALL HOMES, INC. AND AFFILIATED COMPANIES
                       COMBINING STATEMENT OF CASH FLOWS
                               DECEMBER 31, 1998

                                                                                                                      WHITEHALL
                                    WHITEHALL                 WHITEHALL       BERMUDA     WHITEHALL      FAIRWAY      HOMES AT
                                      HOMES     U-STORE IT     HOMES AT     DEVELOPMENT   ASSOCIATES   LAKES HOMES      MAPLE
                                       INC         INC       AVALON, INC.   CORPORATION      INC           INC       HAMMOCK INC
                                    ---------   ----------   ------------   -----------   ----------   -----------   -----------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
 Net income (loss)................  (164,632)    (44,628)      (198,486)      (89,895)     (14,624)      296,956       113,264
                                    --------     -------       --------      --------      -------      --------      --------
 Adjustments to reconcile net
   income (loss) to net cash
   proved by operating
   activities --
   Depreciation...................    38,819                                      385          416
   Amortization...................                                                165          562                       1,027
   Increase/decrease in --
     Land and development costs...                  (934)      (114,981)       83,022                     64,100       168,901
     Homes under construction and
       furnished models...........                             (642,297)     (191,049)                                 259,501
     Customer deposits............                45,000                      208,323                                 (137,943)
     Accounts payable and accrued
       liabilities................    12,066                    101,867       109,404                    (10,074)     (228,914)
     Property and equipment.......    (6,270)
     Other assets.................                              (67,578)                    50,108
     Due from affiliates..........    88,504      13,000        (27,307)      (12,805)     (91,960)                     20,316
     Accounts
       receivable -- other........                                                                                         500
     Due to affiliates............                              361,490        63,472                    (69,505)
                                    --------     -------       --------      --------      -------      --------      --------
     Total adjustments............   133,119      57,066       (388,806)      250,917      (40,854)      (15,479)      283,388
                                    --------     -------       --------      --------      -------      --------      --------
 Net cash provided (used) by
   operating activities...........   (31,513)     12,438       (587,292)      161,022      (55,478)      281,477       396,652
                                    --------     -------       --------      --------      -------      --------      --------
CASH FLOWS FROM INVESTING
 ACTIVITIES:
 Net (increase) decrease in
   investments in joint venture...  (402,857)                                               (3,735)
                                    --------     -------       --------      --------      -------      --------      --------
 Net cash provided (used) by
   investing activities...........  (402,857)          0              0             0       (3,735)            0             0
                                    --------     -------       --------      --------      -------      --------      --------
 Net borrowings under --
   Land and development loans.....                               81,100      (243,672)
   Construction loans.............                              616,892        10,817                                 (156,500)
   Notes payable..................  (172,714)                                               19,923
   Stockholders' loans............                 1,264       (100,000)       26,500       25,000
   Proceeds (distributions) from
     (to) Stockholders'...........   602,443                     70,000        53,107        6,636      (277,892)     (247,176)
                                    --------     -------       --------      --------      -------      --------      --------
 Net cash provided (used) by
   financing activities...........   429,729       1,264        667,992      (153,248)      51,569      (277,892)     (413,676)
                                    --------     -------       --------      --------      -------      --------      --------
NET INCREASE IN CASH..............    (4,641)     13,702         80,700         7,774       (7,654)        3,585       (17,024)
NET CASH AT BEGINNING OF YEAR.....    14,324       5,838         20,174        21,475       14,327        35,597        32,985
                                    --------     -------       --------      --------      -------      --------      --------
CASH AT END OF YEAR...............     9,683      19,540        100,874        29,249        6,673        39,182        15,961
                                    ========     =======       ========      ========      =======      ========      ========

                                                   BEEKMAN
                                    WHITEHALL      VILLAGE
                                    MANAGEMENT   DEVELOPMENT   ELIMINATIONS   COMBINED
                                       INC.      CORPORATION   ADD (DEDUCT)    TOTALS
                                    ----------   -----------   ------------   --------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
 Net income (loss)................    28,427         3,765             0       (69,853)
                                      ------      --------       -------      --------
 Adjustments to reconcile net
   income (loss) to net cash
   proved by operating
   activities --
   Depreciation...................                                              39,620
   Amortization...................                                               1,774
   Increase/decrease in --
     Land and development costs...                                             200,108
     Homes under construction and
       furnished models...........                (402,003)                   (976,848)
     Customer deposits............    (3,100)      185,753                     298,033
     Accounts payable and accrued
       liabilities................                  67,384                     261,733
     Property and equipment.......                                              (6,270)
     Other assets.................                     230                     (17,240)
     Due from affiliates..........                  39,466                      29,214
     Accounts
       receivable -- other........                     224                         724
     Due to affiliates............                                             345,457
                                      ------      --------       -------      --------
     Total adjustments............    (3,100)     (108,946)            0       167,305
                                      ------      --------       -------      --------
 Net cash provided (used) by
   operating activities...........    25,327      (105,181)            0        97,452
                                      ------      --------       -------      --------
CASH FLOWS FROM INVESTING
 ACTIVITIES:
 Net (increase) decrease in
   investments in joint venture...                                            (405,692)
                                      ------      --------       -------      --------
 Net cash provided (used) by
   investing activities...........         0             0             0      (406,692)
                                      ------      --------       -------      --------
 Net borrowings under --
   Land and development loans.....                                            (162,672)
   Construction loans.............                 148,352                     609,561
   Notes payable..................                                            (152,791)
   Stockholders' loans............                                             (47,236)
   Proceeds (distributions) from
     (to) Stockholders'...........                 (71,973)                    136,145
                                      ------      --------       -------      --------
 Net cash provided (used) by
   financing activities...........         0        76,379             0       382,107
                                      ------      --------       -------      --------
NET INCREASE IN CASH..............    25,327       (26,802)            0        72,967
NET CASH AT BEGINNING OF YEAR.....    21,975        36,851             0       203,646
                                      ------      --------       -------      --------
CASH AT END OF YEAR...............    47,302         8,049             0       276,613
                                      ======      ========       =======      ========

See accompanying notes and accountant's review report.

                             WHITEHALL HOMES, INC.
                            AND AFFILIATED COMPANIES
                    NOTES TO COMBINING FINANCIAL STATEMENTS
                               DECEMBER 31, 1998



NOTE (1)-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      A summary of the Companies' significant accounting policies consistently applied in the preparation of the accompanying financial statements is as follows:

(a) Combining Entities-The combining financial statements include the financial statements of the following entities which are related through common ownership and management:

      Whitehall Homes, Inc.                                 100.00%
      U-Store-It, Inc.                                       50.00
      Beekman Village Development Corp.                     100.00
      Bermuda Development Corporation                        50.00
      Whitehall Associates, Inc.                             50.00
      Fairway Lakes Homes, Inc.                             100.00
      Whitehall Homes at Maple Hammock, Inc.                 50.00
      Whitehall Homes at Avalon, Inc.                        50.00
      Whitehall Management, Inc.                            100.00

      All significant intercompany transactions and balances are eliminated in the accompanying financial statements.

      In addition to the above, the controlling stockholders or certain of the above entities own an interest in the following entities not included in the combining financial statements.

      Whitehall Development Corporation                     100.00%
      Preserves at Palm Aire Construction Company           100.00
      Beekman Place Development Corp.                       100.00
      Clubside Development Corporation                       50.00
      Windtree Development Corporation                       50.00
      Governors Green Development Corp.                      50.00
      Treetops at North Forty Development Corp.             100.00
      Preserve at Palm Aire Development Corp.                50.00
      Beekman Place Utility Corp.                            50.00
      Treetops Joint Venture of Charlotte County             50.00
        Owned by Whitehall Development Corp.
      Beekman Village Joint Venture                          50.00
        Owned by Beekman Village Development Corp.
      Governor's Green Joint Venture                         50.00
        Owned by Governor's Green Development Corp.
      Greens of Peridia Joint Venture                        50.00
        Owned by Whitehall Homes, Inc.

The following is a summary of financial information related to the non-combined entities as of December 31, 1998 and for the year then ended:

               Assets                            $2,263,191
                                                 ==========

               Liabilities                       $1,889,595
               Equity                               373,596
                                                 ----------
                                                 $2,263,191
                                                 ==========

               Sales                             $3,257,924
                                                 ==========

               Net income (loss)                 $ (305,182)
                                                 ==========


(b) Nature of Business-Whitehall Development Corporation was formed in 1985 to develop land and to construct single family or multi-family housing. Subsequently, the Company has become the managing arm of the affiliates described in (a) above. Effective January 1, 1996, construction and sales management for all affiliates was assumed by Whitehall Homes, Inc. This change more accurately reflects the nature of the business. The Company and its Affiliates recognize revenue from the sale of real estate at time of closing, i.e., when sufficient down payment has been made, any financing arranged, title, possession and other attributes of ownership have been transferred to the buyer and the Companies are not obligated to perform additional significant activities after the sale.

      Certain of the Affiliated Companies are involved in joint ventures to develop land and to construct residential housings. The Companies follow the equity method of accounting for such investments in joint ventures. Under this method of accounting, the Companies' cash investments in the joint ventures are increased by the earnings or reduced by the losses and cash distributions of the joint venture.


(c) Capitalization Period-Interest is capitalized on land in process of development, finished building lots, and residential housing construction costs during the development and construction period. Interest on debt directly related to specific land parcels is capitalized using the specific identification method, and interest for the remaining eligible assets, if any, is capitalized using an allocation method based on the Company's actual interest cost. During the year ended December 31, 1998, the following was paid or accrued and capitalized:


      Entity                                                         Paid or Accrued                         Capitalized
      ------                                                         ---------------                         -----------
      Whitehall Homes, Inc.                                                 $ 58,640                           $      --
      U-Store-It, Inc.                                                        36,000                                  --
      Whitehall Homes at Avalon, Inc.                                         42,874                              27,357
      Bermuda Development Corporation                                         31,784                              27,062
      Whitehall Associates, Inc.                                              30,339                                  --
      Whitehall Homes at Maple Hammock                                        10,290                              10,290
      Beekman Village Development Corp.                                       14,238                              14,238
                                                                     ---------------                         -----------
                                                                            $224,165                           $  78,947
                                                                     ===============                         ===========


(d) Land Cost Allocation and Inventory Valuation-The cost of acquiring and developing land and constructing certain amenities is allocated to the related parcels. Other direct construction costs are recorded on a specific job basis. Certain overhead costs are allocated to development costs and specific jobs based on current period direct costs. All such properties are carried at the lower of cost or net realizable value.

(e) Income Taxes-The stockholders of the Companies have elected to be taxed under the provisions of subchapter S of the Internal Revenue Code. Under those provisions, the Companies do not pay Federal corporate income taxes on their taxable income. Instead, the stockholders are liable for individual Federal income taxes on their respective shares of the Companies' taxable income.

      Certain items of income and expense may be recognized for income tax purposes in different periods from those in which such items are recognized for financial reporting purposes. These amounts represent taxable income (loss) that will be allocated to stockholders, in future years and result primarily from capitalization policies on homes and land and Revenue Recognition policies. Such differences, if any, are accounted for as tax timing adjustments in retained earnings.

(f) Property, Equipment and Depreciation-Property and Equipment are carried at cost. The Companies compute depreciation at rates calculated to amortize the cost of such assets over their estimated useful lives.

      Depreciation was as follows for the year ended December 31, 1998:

      Whitehall Homes, Inc.                                        $38,819
      Bermuda Development Corporation                                  385
      Whitehall Associates, Inc.                                       416
                                                                   -------
                                                                   $39,620
                                                                   =======

(g) Customer Deposits-Customers are required to make certain escrow deposits at the time a contract for sale of real estate is entered into between the parties. The cash deposits are not available for the Companies' use until the sale is "closed". The Companies' escrow agents receive such cash deposits which are paid to the Companies upon "closing" of the sale.

NOTE (2) - RELATED PARTY TRANSACTIONS:

      Information regarding transactions with all related parties for the year ended December 31, 1998 is as follows:

      Receivable from affiliates -
        Due Whitehall Homes, Inc. -from-
          Beekman Village Develop. Corp.                              $(30,039)
          Bermuda Development Corp.                                    (12,805)
          Whitehall Management, Inc.                                    21,295
          Whitehall Homes at Avalon, Inc.                              (27,307)
          Beekman Place Development Corp.                              (29,981)
          Governor's Green Development Corp.                               236
          Whitehall Homes at Maple Hammock                                 232
          Windtree Development Corp.                                    (5,705)
          Whitehall Associates, Inc.                                     2,580
        Due U-Store-It, Inc.
          Whitehall Homes at Avalon, Inc.                               20,000
          Governor's Green Development Corp.                            14,000
          Bermuda Development Corp.                                     30,000
        Due Whitehall Homes at Maple Hammock
          Bermuda Development Corp.                                     15,385
          Governor's Green Development Corp.                            11,000
        Due Whitehall Homes At Avalon, Inc.
          Whitehall Homes, Inc.                                         27,307
        Due Bermuda Development Corp.
          Whitehall Homes, Inc.                                         12,805
        Due Beekman Village Development Corp.
          Whitehall Homes, Inc.                                         30,039

Due Whitehall Associates, Inc.
   Whitehall Homes at Avalon, Inc.                                      26,705
   Whitehall Homes at Maple Hammock, Inc.                               50,000
   Bermuda Development Corp.                                           142,998
   Whitehall Homes, Inc.                                                (2,580)
   Whitehall Realty, Inc.                                                  522
   Governor's Green Development Corp.                                   69,835
                                                                      --------
                                                                      $366,522
Combining Eliminations                                                (306,383)
                                                                      --------
                                                                      $ 60,139
                                                                      ========
Payable to Affiliates-
   Bermuda Development Corp.
      Whitehall Associates, Inc.                                       142,998
      U-Store-It, Inc.                                                  30,000
      Whitehall Homes at Maple Hammock                                  15,385
   Whitehall Homes at Avalon, Inc.
      Whitehall Group, Inc.                                            299,397
      Whitehall Associates, Inc.                                        76,705
      U-Store-It, Inc.                                                  20,000
   Whitehall Management, Inc.
      Whitehall Homes, Inc.                                             21,295
                                                                      --------
                                                                       605,780
   Combining Eliminations                                             (306,383)
                                                                      --------
                                                                      $299,397
                                                                      ========
Revenues:
   Management fees-
      The Beekman Village Joint Venture                               $ 64,573
      Preserves at Palm Aire Develop Corp.                               8,426
      Treetops Joint venture of Charlotte Cty.                           6,000
      Beekman Place Development Corp.                                   88,592
      Bermuda Development Corp.                                         58,847
      Windtree Development Corp.                                       131,110
      Whitehall Homes at Maple Hammock, Inc.                           103,174
      Governors Green Development Corp.                                 15,000
                                                                      --------
                                                                       475,722
      Combining eliminations                                          (226,594)
                                                                      --------
                                                                      $249,128
                                                                      ========

Real estate commissions-
   Beekman Place Development Corp.                $ 46,411
   The Beekman Village Joint Venture                35,526
   Treetops Joint Venture of Charlotte City          2,000
   Bermuda Development Corp.                        34,693
   Windtree Development Corp.                       21,130
   Governors Green Development                       6,150
   Whitehall Homes at Maple Hammock                 31,150
                                                  --------
                                                   177,060
  Combining eliminations                          (101,369)
                                                  --------
                                                  $ 75,691
                                                  ========


The amounts due to or from related parties are unsecured, bear no interest and are due on demand.


NOTE (3) -DEBT:

   The Companies' debt consisted of the following at December 31, 1998:

   Notes Payable-

   Whitehall Homes, Inc.
   Installment notes payable to banks
   with interest ranging from 9.00% to 10.08%.
   Due in monthly installments totalling
   $1,807 through April 2002 and secured by
   computer equipment and a loader.               $  52,269

   Mortgage note payable to a bank with
   interest at Prime plus 1.50% and
   secured by land and buildings. Maximum
   borrowings under the notes was $450,000
   of which $69,791 is still available
   for further construction. Principal
   payments are based on a 20 year amortization
   with the entire unpaid principal and
   interest due on February 26, 2006.               367,744

      Unsecured note payable to a Bank with interest
      at prime plus 1.5% due monthly. The note
      matured June 1, 1999 and is currently a demand
      note. This note is personally guaranteed by the
      stockholders of the Company.                          41,818

      Whitehall Associates, Inc. Unsecured note
      payable to a bank with interest at prime plus
      2.25% due monthly. Principal balance is due
      September 2, 1999.                                   100,000

      Unsecured line of credit payable to a bank with
      interest at prime plus 1% due monthly. The note
      matured on February 11, 1999 and is currently a
      demand note. Maximum borrowing may not exceed
      $200,000                                             200,000

      U.Stor-It, Inc. Mortgage notes payable to
      individuals with interest at 12.00% due
      monthly. Principal is due on the sale of the
      land securing the note                               300,000
                                                        ----------
                                                        $1,061,831
                                                        ==========

      Construction and Model Loans-

      Whitehall Homes at Avalon, Inc.
      construction line of credit secured by
      specific homes under construction, with
      interest at Prime plus 1.0% and is due
      September 1, 1999. Maximum borrowings
      under this line of credit may not exceed
      $2,000,000.                                       $  596,892

      Amenities construction loan payable to a
      bank, secured by the improvements, with
      interest at Prime plus 1.00% and is due
      October 1, 2000. Maximum borrowings under
      this loan may not exceed $114,000.                    20,000

      Beekman Village Development Corp.
        Payable to a bank, secured by a specific
        homes under construction with interest at
        Prime +1.50% and is due December 1, 2000
        or when the home is sold if sooner.
        Maximum borrowings under these loans may
        not exceed $506,000                                           188,666

      Bermuda Development Corp.
        Payable to banks, secured by specific
        homes under construction, with interest
        ranging from Prime plus 1.00% to Prime plus
        1.50% and maturities extending through
        June 15, 2000. Maximum borrowings
        under these loans may not exceed $581,400                     362,645
                                                                   ----------
                                                                   $1,168,203
                                                                   ==========

      The construction and model loans require that funds advanced for construction be repaid when the home is sold. The bank loans are also personally guaranteed by the majority stockholders of the Companies.


LAND AND DEVELOPMENT LOANS

      Whitehall Homes at Avalon, Inc.
        Payable to a bank, secured by land and
        improvements thereon, with interest at
        Prime plus 1.00% and matured October 1, 2000               $   81,100

      Bermuda Development Corp.
        Payable to a bank, secured by land and
        improvements thereon, with interest
        at Prime plus 1.00% and maturing
        August, 1999                                                  310,000
                                                                   ----------
                                                                   $  391,100
                                                                   ==========

      The above notes due to banks contain release provisions which require specific repayment as lots and/or units are sold. The bank loans are also personally guaranteed by the majority stockholders of the Companies.

NOTE (4) COMMITMENTS AND CONTINGENCIES:

     Whitehall Homes, Inc. has a line of credit with a bank for the purpose of acquiring lots and constructing single family homes. The line of credit is for $700,000 with interest at prime plus 1.50% and is due December 1, 2000. All advances are secured by the specific home under construction and is guaranteed by the stockholders of Whitehall Homes, Inc. At December 31, 1998, $292,916 was outstanding under this line and is included in construction and model loans on the respective affiliates books and records.

NOTE (5) SUBSEQUENT EVENTS:

     Subsequent to December 31, 1998, the controlling stockholder of the Companies purchased all of the outstanding capital stock of all entities from the non-controlling stockholder. As this transaction was between the stockholders, there was no effect on the value of the assets or liabilities of the Companies.

     In addition, all of the assets of the combined Companies were sold to Whitehall Homes II, Inc. for fair market value of such assets. Consideration was the assumption of all outstanding liabilities of the combined Companies plus notes receivable from Whitehall Homes II, Inc. In June 1999, the sole stockholder of Whitehall Homes II, Inc. swapped all of the outstanding stock of Whitehall Homes II, Inc. for a controlling interest in Cambridge Universal Corporation whose name was subsequently changed to Whitehall LTD, Inc. Whitehall Homes II, Inc. became a wholly owned operation subsidiary of Cambridge Universal Corporation. The effect of these transactions are not reflected in the accompanying financial statements.

                             WHITEHALL HOMES, INC.
                            AND AFFILIATED COMPANIES
                         COMBINING FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1997

                                 TOGETHER WITH

                              ACCOUNTANT'S REPORT

                                 DONALD A. BYRD
                          CERTIFIED PUBLIC ACCOUNTANT
                           A PROFESSIONAL ASSOCIATION

                               2119 Kennen Drive
                             Valrica, Florida 33594
                                 (813) 654-7871





To the Board of Directors
Whitehall Homes, Inc. and Affiliated Companies

I have reviewed the accompanying combining balance sheet of Whitehall Homes, Inc. and Affiliated Companies as of December 31, 1997 and the related combining Statements of income and retained earnings and cash flows for the year then ended, in accordance with Statements of Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Whitehall Homes, Inc. and Affiliated Companies.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.


June 3, 1998
June 24, 1999 The accompanying combining financial statements have been re-issued to include only certain affiliated companies for comparative purposes. These combined financial statements should be read in conjunction with the combined financial statements for the period ended December 31, 1998.

                 WHITEHALL HOMES, INC. AND AFFILIATED COMPANIES

                            COMBINING BALANCE SHEET
                               DECEMBER 31, 1997

                                                                                                                       WHITEHALL
                                                               WHITEHALL                                  FAIRWAY       HOMES AT
                                     WHITEHALL    U-STORE       HOMES AT       BERMUDA     WHITEHALL       LAKE          MAPLE
                                       HOMES         IT         AVALON,      DEVELOPMENT   ASSOCIATES      HOMES        HAMMOCK
ASSETS                                 INC.         INC.          INC.       CORPORATION      INC.         INC.           INC.
------                               ---------   ----------   ------------   -----------   ----------   -----------   ------------
CASH                                   14,324       5,838         20,174        21,475       14,327        35,597         32,985
ACCOUNTS AND NOTES RECEIVABLE:
  Affiliates                            7,010      77,000                                   195,520                       46,701
  Others                                                                                                                     500
  Stockholders                                     80,097                                    18,628
LAND & DEVELOPMENT COST                           602,278                      764,963                     64,100        181,893
HOMES UNDER CONSTRUCTION AND
  FURNISHED MODELS                                                45,326       333,048                                   271,165
INVESTMENTS IN JOINT VENTURES             752
PROPERTY & EQUIPMENT, at cost:
  Office furniture and equipment       51,919                                    3,634        1,700
  Construction equipment               78,880
  Vehicles                             17,976
  Buildings                           398,144
  Land                                 68,097
                                     --------     -------       --------     ---------      -------      --------      ---------
                                      615,016           0              0         3,634        1,700             0              0
Less accumulated depreciation        (186,490)                                  (2,638)        (243)
                                     --------     -------       --------     ---------      -------      --------      ---------
                                      428,526           0              0           996        1,457             0              0
                                     --------     -------       --------     ---------      -------      --------      ---------
OTHER ASSETS                                                      38,803           165       50,690                        2,822
                                     --------     -------       --------     ---------      -------      --------      ---------
                                      450,612     785,213        104,303     1,120,647      280,622        99,697        536,066
                                     ========     =======       ========     =========      =======      ========      =========


                                                    BEEKMAN
                                     WHITEHALL      VILLAGE      ELIMINATIONS
                                     MANAGEMENT   DEVELOPMENT        ADD         COMBINED
ASSETS                                  INC.      CORPORATION      (DEDUCT)       TOTALS
------                               ----------   ------------   ------------   ----------
CASH                                    21,976       36,851                        203,648
ACCOUNTS AND NOTES RECEIVABLE:
  Affiliates                                         69,505        (260,323)       135,413
  Others                                                224                            724
  Stockholders                                                                      98,725
LAND & DEVELOPMENT COST                                                          1,613,234
HOMES UNDER CONSTRUCTION AND
  FURNISHED MODELS                                  330,820                        980,359
INVESTMENTS IN JOINT VENTURES                                                          752
PROPERTY & EQUIPMENT, at cost:
  Office furniture and equipment                                                    67,253
  Construction equipment                                                            78,880
  Vehicles                                                                          17,976
  Buildings                                                                        398,144
  Land                                                                              68,097
                                      --------      -------        --------     ----------
                                             0            0               0        620,350
Less accumulated depreciation                                                     (189,371)
                                      --------      -------        --------     ----------
                                             0            0               0        430,978
                                      --------      -------        --------     ----------
OTHER ASSETS                                            230                         92,710
                                      --------      -------        --------     ----------
                                        21,975      437,630        (260,323)     3,556,442
                                      ========      =======        ========     ==========

See accompanying notes and accountant's review report.

                 WHITEHALL HOMES, INC. AND AFFILIATED COMPANIES
                            COMBINING BALANCE SHEET
                               DECEMBER 31, 1997

                                                                                                                      WHITEHALL
                                    WHITEHALL                 WHITEHALL       BERMUDA     WHITEHALL      FAIRWAY       HOMES AT
LIABILITIES AND                       HOMES     U-STORE IT     HOMES AT     DEVELOPMENT   ASSOCIATES   LAKES HOMES      MAPLE
STOCKHOLDERS' EQUITY                  INC.         INC.      AVALON, INC.   CORPORATION      INC.         INC.       HAMMOCK INC.
----------------------------------  ---------   ----------   ------------   -----------   ----------   -----------   ------------
LIABILITIES:
  Accounts payable and accrued
    liabilities...................    36,918                    75,731          75,028                   12,490         43,335
  Customer deposits...............                                                                                     137,943
  Due to stockholders.............               171,250                        27,865
  Due to affiliates...............                              34,612         134,911                   69,605
  Land and development loans......                                             553,672
  Construction and model loans....                                             351,828                                 166,600
  Notes payable...................   634,545     300,000                                   280,077
                                    --------     -------       -------       ---------     -------       ------        -------
                                     671,463     471,250       110,343       1,143,304     280,077       81,995        347,778
                                    --------     -------       -------       ---------     -------       ------        -------
STOCKHOLDERS' EQUITY
  Controlling interest:
    Common stock, $1 par value....     1,000          50           100             250       1,000        1,000             50
    Paid-in capital...............    77,283     332,500        24,900         140,340                                  66,693
    Retained earnings.............  (299,134)    (38,968)      (28,020)       (164,486)       (727)      16,702         64,061
                                    --------     -------       -------       ---------     -------       ------        -------
                                    (220,851)    293,582        (3,020)        (23,896)        273       17,702        130,804
                                    --------     -------       -------       ---------     -------       ------        -------
  Non-Controlling Interest:
    Common stock, $1 par value....                    50           100             250       1,000                          50
    Paid-in capital...............                64,500        24,900         116,024
    Retained earnings.............               (64,169)      (28,020)       (115,035)       (728)                     54,434
                                    --------     -------       -------       ---------     -------       ------        -------
                                                     381        (3,020)          1,239         272                      57,484
                                    --------     -------       -------       ---------     -------       ------        -------
                                     450,612     765,213       104,303       1,120,647     280,622       99,697        536,066
                                    ========     =======       =======       =========     =======       ======        =======

                                                   BEEKMAN
                                    WHITEHALL      VILLAGE
LIABILITIES AND                     MANAGEMENT   DEVELOPMENT   ELIMINATIONS   COMBINED
STOCKHOLDERS' EQUITY                   INC.      CORPORATION   ADD(DEDUCT)     TOTALS
----------------------------------  ----------   -----------   ------------   ---------
LIABILITIES:
  Accounts payable and accrued
    liabilities...................                  48,497                      291,339
  Customer deposits...............     23,440      277,547                      438,930
  Due to stockholders.............                                              199,116
  Due to affiliates...............     21,295                    (260,323)
  Land and development loans......                                              553,672
  Construction and model loans....                  40,314                      558,642
  Notes payable...................                                            1,214,622
                                     --------      -------       --------     ---------
                                       44,735      366,358       (260,323)    3,266,980
                                     --------      -------       --------     ---------
STOCKHOLDERS' EQUITY
  Controlling interest:
    Common stock, $1 par value....      1,000        1,000                        6,450
    Paid-in capital...............     84,310       55,485                      781,611
    Retained earnings.............   (108,070)      14,787                     (543,855)
                                     --------      -------       --------     ---------
                                      (22,760)      71,272                      243,106
                                     --------      -------       --------     ---------
  Non-Controlling Interest:
    Common stock, $1 par value....                                                1,450
    Paid-in capital...............                                              205,424
    Retained earnings.............                                             (150,518)
                                     --------      -------       --------     ---------
                                                                                 56,356
                                     --------      -------       --------     ---------
                                       21,975      437,630       (260,323)    3,666,442
                                     ========      =======       ========     =========

See accompanying notes and accountant's review report.

                 WHITEHALL HOMES, INC. AND AFFILIATED COMPANIES

              COMBINING STATEMENT OF INCOME AND RETAINED EARNINGS
                               DECEMBER 31, 1997

                                                                                                                       WHITEHALL
                                    WHITEHALL                 WHITEHALL       BERMUDA      WHITEHALL      FAIRWAY       HOMES AT
                                      HOMES     U-STORE IT     HOMES AT     DEVELOPMENT   ASSOCIATES    LAKES HOMES      MAPLE
                                      INC.         INC.      AVALON, INC.   CORPORATION      INC.          INC.       HAMMOCK INC.
                                    ---------   ----------   ------------   -----------   -----------   -----------   ------------
INCOME:
  Home and lot sales..............                                           1,010,256                   1,076,506      2,804,255
  Management fees.................    658,451
  Real estate commissions.........    196,459
  Interest income.................                                                               168            65            108
  Joint venture earnings (loss)...       (249)
  Other...........................     35,246                                                                9,038
                                    ---------   ---------      --------     ----------     ---------    ----------     ----------
TOTAL INCOME......................    888,907           0             0      1,010,256           168     1,085,609      2,804,363
                                    ---------   ---------      --------     ----------     ---------    ----------     ----------
EXPENSES:
  Cost of home and lot sales......                                           1,028,774                     906,184      2,331,884
  Selling & general operating
    expense.......................                               56,040        155,718                     120,251        278,606
  General and administrative --
    Personnel costs...............    692,615
    Office and all other
      expenses....................     50,054       5,027                                     42,590
  Real estate commissions.........    167,441
  Interest expense................     65,369      36,000                                     10,676                        5,744
                                    ---------   ---------      --------     ----------     ---------    ----------     ----------
TOTAL EXPENSES....................    975,479      41,027        56,040      1,184,492        53,266     1,026,435      2,616,234
                                    ---------   ---------      --------     ----------     ---------    ----------     ----------
NET INCOME (LOSS).................    (86,572)    (41,027)      (56,040)      (174,236)      (53,098)       59,174        188,129
RETAINED EARNINGS -- beginning....   (212,562)    (62,110)            0       (105,285)      124,297         1,755        (60,007)
DISTRIBUTIONS.....................                                                           (72,654)      (44,227)        (6,627)
                                    ---------   ---------      --------     ----------     ---------    ----------     ----------
RETAINED EARNINGS -- ending.......   (299,134)   (103,137)      (56,040)      (279,521)       (1,456)       16,702        121,496
                                    =========   =========      ========     ==========     =========    ==========     ==========

                                                   BOOKMAN
                                    WHITEHALL      VILLAGE
                                    MANAGEMENT   DEVELOPMENT   ELIMINATIONS    COMBINED
                                       INC.      CORPORATION   ADD (DEDUCT)     TOTALS
                                    ----------   -----------   ------------   ----------
INCOME:
  Home and lot sales..............                  871,254                    6,762,271
  Management fees.................                               (387,048)       271,403
  Real estate commissions.........                               (116,755)        78,704
  Interest income.................                                                   841
  Joint venture earnings (loss)...                                               110,205
  Other...........................    117,626       110,454                      161,810
                                    ---------     ---------     ---------     ----------
TOTAL INCOME......................    117,626       981,708      (503,803)     6,384,834
                                    ---------     ---------     ---------     ----------
EXPENSES:
  Cost of home and lot sales......                  748,428      (503,803)     4,511,467
  Selling & general operating
    expense.......................                   60,755                      671,370
  General and administrative --
    Personnel costs...............                                               692,615
    Office and all other
      expenses....................    119,058                                    216,729
  Real estate commissions.........                                               167,441
  Interest expense................                                               117,789
                                    ---------     ---------     ---------     ----------
TOTAL EXPENSES....................    119,058       809,183      (503,803)     6,377,411
                                    ---------     ---------     ---------     ----------
NET INCOME (LOSS).................     (1,432)      172,525             0          7,423
RETAINED EARNINGS -- beginning....   (106,638)     (157,738)                    (578,288)
DISTRIBUTIONS.....................                                              (123,508)
                                    ---------     ---------     ---------     ----------
RETAINED EARNINGS -- ending.......   (108,070)       14,787             0       (694,373)
                                    =========     =========     =========     ==========

             See accompanying notes and accountant's review report.

                 WHITEHALL HOMES, INC. AND AFFILIATED COMPANIES
                       COMBINING STATEMENT OF CASH FLOWS
                               DECEMBER 31, 1997

                                                                                                      FAIRWAY
                                    WHITEHALL                WHITEHALL      BERMUDA     WHITEHALL      LAKES        HOMES AT
                                      HOMES     U-STORE IT    HOMES AT    DEVELOPMENT   ASSOCIATES     HOMES          MAPLE
                                      INC.         INC.      VALON INC.   CORPORATION      INC.         INC.      HAMMOCK INC.
                                    ---------   ----------   ----------   -----------   ----------   ----------   -------------
CASH FLOWS FROM OPERATING
  ACTIVITIES:
  Net income (loss)                   (86,672)   (41,027)      (56,040)     (174,236)     (53,098)      59,174        188,129
                                    ---------    -------      --------     ---------    ---------    ---------      ---------
  Adjustments to reconcile net
    income (loss to
    net cash proved by operating
      activities -
    Depreciation                       34,881                                    385          243
    Amortization                                                                 180          998                       1,028
  Increase/decreases in -
    Land and development costs                    (2,278)                    192,174                   134,240        423,993
    Homes under construction and
      furnished models                                         (45,326)       46,091                   209,700        177,096
    Customer deposits                                                       (124,067)                  114,611       (235,283)
    Accounts payable and accrued
      liabilities                     (64,563)                  75,731        18,775                  (154,211)       (92,528)
    Property and equipment            (69,749)                                             (1,700)
    Other assets                                               (38,803)        7,000       27,372
    Due from affiliates               151,295     (6,462)                                (169,257)                    (46,701)
    Accounts receivable-other                                                                                            (500)
    Due to affiliates                                           34,612       102,385                    53,890        (68,949)
    Total Adjustments                  51,884     (8,740)       26,214       242,923     (142,344)     129,008        160,156
                                    ---------    -------      --------     ---------    ---------    ---------      ---------
  Net cash provided (used) by
    operating activities              (34,708)   (49,767)      (29,826)       68,687     (195,442)     188,182        348,285
                                    ---------    -------      --------     ---------    ---------    ---------      ---------
CASH FLOWS FROM INVESTING
  ACTIVITIES:
  Net (increase) decrease in
    investments in joint vent             250
                                    ---------    -------      --------     ---------    ---------    ---------      ---------
  Net cash provided (used) by
    investing activities                  250          0             0             0            0            0              0
                                    ---------    -------      --------     ---------    ---------    ---------      ---------
  Net borrowings under-
    Land and development loans                                                81,065                                 (256,850)
    Construction loans                                                      (150,932)                 (253,943)       (28,790)
    Notes payable                     139,003
    Stockholders' loans                            1,257                                  280,077
                                    ---------    -------      --------     ---------    ---------    ---------      ---------
    Proceeds (distributions) from
      (to) Stockholders'             (153,325)    32,000        50,000         4,000      (91,282)     (44,227)       (37,257)
                                    ---------    -------      --------     ---------    ---------    ---------      ---------
    Net cash provided (used) by
      financings activities           (14,322)    33,257        50,000       (65,867)     188,795     (298,170)      (322,897)
                                    ---------    -------      --------     ---------    ---------    ---------      ---------
    NET INCREASE IN CASH              (48,780)   (16,510)       20,174         2,820       (6,647)    (109,988)        25,388
    NET CASH AT BEGINNING OF YEAR      63,104     22,348             0        18,655       20,974      145,585          7,697
                                    ---------    -------      --------     ---------    ---------    ---------      ---------
    CASH AT END OF YEAR                14,324      6,838        20,174        21,476       14,327       35,597         32,985
                                    =========    =======      ========     =========    =========    =========      =========

                                                   BEEKMAN
                                    WHITEHALL      VILLAGE
                                      HOMES      DEVELOPMENT   ELIMINATIONS   COMBINED
                                       INC.      CORPORATION   ADD(DEDUCT)     TOTALS
                                    ----------   -----------   ------------   ---------
CASH FLOWS FROM OPERATING
  ACTIVITIES:
  Net income (loss)                   (1,432)       172,525             0         7,423
                                     -------      ---------     ---------     ---------
  Adjustments to reconcile net
    income (loss to
    net cash proved by operating
      activities -
    Depreciation                                                                 35,509
    Amortization                                                                  2,206
  Increase/decreases in -
    Land and development costs                                                  748,129
    Homes under construction and
      furnished models                             (223,609)                    163,952
    Customer deposits                   (905)       225,815                    (249,051)
    Accounts payable and accrued
      liabilities                                    (8,242)                   (225,038)
    Property and equipment                                                      (71,449)
    Other assets                                        100                      (4,331)
    Due from affiliates                              25,750                     (45,375)
    Accounts receivable-other                          (224)                       (724)
    Due to affiliates                                                           123,938
    Total Adjustments                   (905)        19,590             0       477,766
                                     -------      ---------     ---------     ---------
  Net cash provided (used) by
    operating activities              (2,337)       192,115             0       485,189
                                     -------      ---------     ---------     ---------
CASH FLOWS FROM INVESTING
  ACTIVITIES:
  Net (increase) decrease in
    investments in joint vent                       159,108             0       159,358
                                     -------      ---------     ---------     ---------
  Net cash provided (used) by
    investing activities                   0        159,108                     159,358
                                     -------      ---------     ---------     ---------
  Net borrowings under-                                                 0
    Land and development loans                                          0      (175,785)
    Construction loans                               40,314                    (393,351)
    Notes payable                                                               139,003
    Stockholders' loans                                                         281,334
                                     -------      ---------     ---------     ---------
    Proceeds (distributions) from
      (to) Stockholders'                   0       (362,234)                   (602,325)
                                     -------      ---------     ---------     ---------
    Net cash provided (used) by
      financings activities                0       (321,920)            0      (751,124)
                                     -------      ---------     ---------     ---------
    NET INCREASE IN CASH              (2,337)        29,313             0      (106,577)
    NET CASH AT BEGINNING OF YEAR     24,312          7,538             0       310,113
                                     -------      ---------     ---------     ---------
    CASH AT END OF YEAR               21,975         36,851             0       203,536
                                     =======      =========     =========     =========

             See accompanying notes and accountant's review report.

                             WHITEHALL HOMES, INC.
                            AND AFFILIATED COMPANIES
                    NOTES TO COMBINING FINANCIAL STATEMENTS
                               DECEMBER 31, 1997



NOTE (1) - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      A summary of the Companies' significant accounting policies consistently applied in the preparation of the accompanying financial statements is as follows:

(a) Combining Entities - The combining financial statements include the financial statements of the following entities which are related through common ownership and management:

      Whitehall Homes, Inc.                                           100.00%
      U-Store-It, Inc.                                                 50.00
      Beekman Village Development Corp.                               100.00
      Bermuda Development Corporation                                  50.00
      Whitehall Associates, Inc.                                       50.00
      Fairway Lakes Homes, Inc.                                       100.00
      Whitehall Homes at Maple Hammock, Inc.                           50.00
      Whitehall Homes at Avalon, Inc.                                  50.00
      Whitehall Management, Inc.                                      100.00

      All significant intercompany transactions and balances are eliminated in the accompanying financial statements.

      In addition to the above, the controlling stockholders or certain of the above entities own an interest in the following entities not included in the combining financial statements.

      Whitehall Development Corporation                               100.00%
      Preserves at Palm Aire Construction Company                     100.00
      Beekman Place Development Corp.                                 100.00
      Clubside Development Corporation                                 50.00
      Windtree Development Corporation                                 50.00
      Governors Green Development Corp.                                50.00
      Treetops at North Forty Development Corp.                       100.00
      Preserve at Palm Aire Development Corp.                          50.00
      Beekman Place Utility Corp.                                      50.00
      Treetops Joint Venture of Charlotte Country                      50.00
        Owned by Whitehall Development Corp.
      Beekman Village Joint Venture                                    50.00
        Owned by Beekman Village Development Corp.
      Governor's Green Joint Venture                                   50.00
        Owned by Governor's Green Development Corp.
      Greens of Peridia Joint Venture                                  50.00
        Owned by Whitehall Homes, Inc.

     The following is a summary of financial information related to the non-combined entities as of December 31, 1997 and for the year then ended:

     Assets                        $3,970,156
                                   ==========

     Liabilities                   $2,660,263
     Equity                         1,309,893
                                   ----------
                                   $3,970,156
                                   ==========

     Sales                         $4,577,805
                                   ==========

     Net income (loss)             $  (94,810)
                                   ==========


     During 1997, Treetops Joint Venture of Charlotte County wrote down the cost of land and development to the estimated current value. This resulted in a loss of $291,954.

(b) Nature of Business-Whitehall Development Corporation was formed in 1985 to develop land and to construct single family or multi-family housing. Subsequently, the Company has become the managing arm of the affiliates described in (a) above. Effective January 1, 1996, construction and sales management for all affiliates was assumed by Whitehall Homes, Inc. This change more accurately reflects the nature of the business. The Company and its Affiliates recognize revenue from the sale of real estate at time of closing, i.e., when sufficient down payment has been made, any financing arranged, title, possession and other attributes of ownership have been transferred to the buyer and the Companies are not obligated to perform additional significant activities after the sale.

     Certain of the Affiliated Companies are involved in joint ventures to develop land and to construct residential housings. The Companies follow the equity method of accounting for such investments in joint ventures. Under this method of accounting, the Companies' cash investments in the joint ventures are increased by the earnings or reduced by the losses and cash distributions of the joint ventures.

(c) Capitalization Period-Interest is capitalized on land in process of development, finished building lots, and residential housing construction costs during the development and construction period. Interest on debt directly related to specific land parcels is capitalized using the specific identification method, and interest for the remaining eligible assets, if any, is capitalized using an allocation method based on the Company's actual interest cost. During the year ended December 31, 1997, the following was paid or accrued and capitalized:

      Entity                                      Paid or Accrued    Capitalized
      ------                                      ---------------    -----------
      Whitehall Homes, Inc                           $ 65,369          $     --
      U-Store-It, Inc.                                 36,000                --
      Bermuda Development Corporation                  64,728            64,728
      Whitehall Associates, Inc.                       10,676                --
      Fairway Lakes Homes, Inc.                         5,990             5,990
      Whitehall Homes at Maple Hammock                 42,355            36,611
      Beekman Village Development Corp.                 3,175             3,175
                                                     --------          --------
                                                     $228,293          $110,504
                                                     ========          ========

(d) Land Cost Allocation and Inventory Valuation - The cost of acquiring and developing land and constructing certain amenities is allocated to the related parcels. Other direct construction costs are recorded on a specific job basis. Certain overhead costs are allocated to development costs and specific jobs based on current period direct costs. All such properties are carried at the lower of cost or net realizable value.

(e) Income Taxes - The stockholders of the Companies have elected to be taxed under the provisions of subchapter S of the Internal Revenue Code. Under those provisions, the Companies do not pay Federal corporate income taxes on their taxable income. Instead, the stockholders are liable for individual Federal income taxes on their respective shares of the Companies' taxable income.

      Certain items of income and expense may be recognized for income tax purposes in different periods from those in which such items are recognized for financial reporting purposes. These amounts represent taxable income (loss) that will be allocated to stockholders in future years and result primarily from capitalization policies on homes and land and Revenue Recognition policies. Such differences, if any, are accounted for as tax timing adjustments in retained earnings.

(f) Property, Equipment and Depreciation-Property and Equipment are carried at cost. The Companies compute depreciation at rates calculated to amortize the cost of such assets over their estimated useful lives. Depreciation was as follows for the year ended December 31, 1997:

      Whitehall Homes, Inc.                     $34,881
      Bermuda Development Corporation               385
      Whitehall Associates, Inc.                    243
                                                -------
                                                $35,509
                                                =======

(g) Customer Deposits - Customers are required to make certain escrow deposits at the time a contract for sale of real estate is entered into between the parties. The cash deposits are not available for the Companies' use until the sale is "closed". The Companies' escrow agents receive such cash deposits which are paid to the Companies upon "closing" of the sale.

NOTE (2) - RELATED PARTY TRANSACTIONS:

      Information regarding transactions with all related parties for the year ended December 31, 1997 is as follows:

      Receivable from affiliates-
        Due Whitehall Homes, Inc. - from -
           Whitehall Management, Inc.                 $21,295
           Whitehall Homes at Avalon, Inc.              1,710
           Beekman Place Development Corp.             (3,000)
           Governor's Green Development Corp.          (5,772)
           Whitehall Homes at Maple Hammock            (9,088)
           Windtree Development Corp.                       5
           Whitehall Associates, Inc.                   1,860
        Due U-Store-It, Inc.
           Whitehall Homes at Avalon, Inc.             20,000
           Windtree Development Corp.                  10,000
           Governor's Green Development Corp.          14,000
           Bermuda Development Corp.                   33,000
        Due Whitehall Homes at Maple Hammock
           Bermuda Development Corp.                   15,385
           Windtree Development Corp.                  20,316
           Governor's Green Development Corp.          11,000

           Due Beekman Village Development Corp.
              Fairway Lakes Homes, Inc.                       69,505
           Due Whitehall Associates, Inc.
              Whitehall Homes at Avalon, Inc.                 12,102
              Windtree Development Corp                       62,606
              Bermuda Development Corp                        86,526
              Whitehall Homes, Inc.                           (1,860)
              Whitehall Realty, Inc.                             522
              Governor's Green Development Corp.              35,626
                                                            --------
                                                            $395,736
           Combining Eliminations                           (260,323)
                                                            --------
                                                            $135,413
                                                            ========

         Payable to Affiliates-

           Bermuda Development Corp.
              Whitehall Associates, Inc.                      86,526
              U-Store-It, Inc.                                33,000
              Whitehall Homes at Maple Hammock                15,385
           Fairway Lakes Homes, Inc.
              Beekman Village Development Corp.               69,505
           Whitehall Homes at Avalon, Inc.
              Whitehall Homes, Inc.                            1,710
              Whitehall Associates, Inc.                      12,902
              U-Store-It, Inc.                                20,000
           Whitehall Management, Inc.
              Whitehall Homes, Inc.                           21,295
                                                            --------
                                                             260,323
           Combining Eliminations                           (260,323)
                                                            --------
                                                            $      0
                                                            ========

         Revenues:
           Management fees-
              The Beekman Village Joint Venture             $ 55,243
              Preserves at Palm Aire Develop Corp.            47,374
              Fairway Lakes Homes, Inc.                       73,892
              Beekman Place Development Corp.                114,232
              Bermuda Development Corp.                       57,775
              Windtree Development Corp.                     109,797
              Whitehall Homes at Maple Hammock, Inc.         200,138
                                                            --------
                                                             658,451
              Combining eliminations                        (387,048)
                                                            --------
                                                            $271,403
                                                            ========


      Real estate commissions -
        Beekman Place Development Corp.                               $  42,642
        The Beekman Village Joint Venture                                23,009
        Fairway Lakes Homes, Inc.                                        19,452
        Bermuda Development Corp.                                        17,612
        Windtree Development Corp.                                       27,181
        Preserves at Palm Aire Develop Corp                               8,881
        Whitehall Homes at Maple Hammock                                 56,682
                                                                      ---------
                                                                        195,459
        Combining eliminations                                         (116,755)
                                                                      ---------
                                                                      $  78,704
                                                                      =========

      The amounts due to or from related parties are unsecured, bear no interest and are due on demand.

NOTE (3) - DEBT:

      The Companies' debt consisted of the following at December 31, 1997:

      NOTES PAYABLE -

      Whitehall Homes, Inc.
      Installment notes payable to banks
      with interest ranging from 8.75% to 10.08%.
      Due in monthly installments totalling
      $2,279 through April 2002 and secured by a
      vehicle computer equipment, and a loader.                         $ 73,503

      Mortgage note payable to a bank with
      interest at Prime plus 1.50% and
      secured by land and buildings. Maximum
      borrowings under the note was $450,000
      of which $69,791  is still available
      for further construction. Principal
      payments are based on a 20 year amortization
      with the entire unpaid principal and
      interest due on February 26, 2006.                                 377,393

      Unsecured Line of Credit payable to
      a bank with interest at prime plus
      1.50% due monthly. The note matures
      July 1, 1998 and is personally
      guaranteed by the stockholders
      of the Company. Maximum borrowings
      may not exceed $250,000.                                           183,649

Whitehall Associates, Inc.
Unsecured note payable to a bank with
interest at prime plus 2.25% due monthly.
Principal balance is due September 2, 1998.                      100,000

Unsecured line of credit payable to
a bank with interest at prime plus 1%
due monthly. The note matured on
February 11, 1998 and is currently
a demand note. Maximum borrowing
may not exceed $200,000.                                         180,077

U-Store-It, Inc.
Mortgage notes payable to individuals
with interest at 12.00% due monthly.
Principal is due October 31, 1998.                               300,000
                                                              ----------
                                                              $1,214,622
                                                              ==========

Construction and Model Loan

Beekman Village Development Corp.
     Payable to a bank, secured by a specific
     home under construction with interest at
     Prime +1.50% and is due December 1, 1998
     or when the home is sold if sooner.                          40,314

Bermuda Development Corp.
     Payable to banks, secured by specific
     homes under construction, with interest
     ranging from Prime plus 1.00% to Prime plus
     1.50% and maturities extending through
     July 2, 1998. Maximum borrowings
     under these loans may not exceed $488,306.                  351,828

Whitehall Homes at Maple Hammock, Inc.
     Payable to a bank, secured by specific
     homes under construction, with interest
     at Prime plus 1.00% and matures in
     November, 1998. Maximum borrowings under
     this line may not exceed $300,000.                          166,500
                                                              ----------
                                                              $  558,642
                                                              ==========

The construction and model loans require that funds advanced for construction be repaid when the home is sold. The bank loans are also personally guaranteed by the majority stockholders of the Companies.

     Land and Development Loans

     Bermuda Development Corp.
          Payable to banks, secured by land and
          improvements thereon, with interest
          ranging from Prime plus 1.00% to Prime
          plus 1.50% and maturities extending
          through August 1999                                         553,672
                                                                   ----------
                                                                   $  553,672
                                                                   ==========

     The above notes due to banks contain release provisions which require specific repayment as lots and/or units are sold. The bank loans are also personally guaranteed by the majority stockholders of the Companies.


NOTE (4) COMMITMENTS AND CONTINGENCIES:

     Whitehall Homes, Inc. has a line of credit with a bank for the purpose of acquiring lots and constructing single family homes. The line of credit is for $1,000,000 with interest at prime plus 1.50% and is due on demand. All advances are secured by the specific home under construction and is guaranteed by the stockholders of Whitehall Homes, Inc. At December 31, 1997, $538,618 was outstanding under this line and is included in construction and model loans on the accompanying balance sheet.

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED, INC.)

                             PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

                                 MARCH 31, 1999







                          Alex N. Chaplan & Associates

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED, INC.)

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 1999



                                    CONTENTS


                                                                            Page
                                                                            ----
Independent Auditor's Report                                                1

Pro forma Consolidated Statement of Financial Condition                     2-3

Pro forma Consolidated Statement of Income and
  Expenses and Retained Earnings                                            4

Pro forma Consolidated Statement of Cash Flows                              5

Notes to Pro forma Consolidated Financial Statements                        6-12





                          ALEX N. CHAPLAN & ASSOCIATES

                         ALEX N. CHAPLAN & ASSOCIATES
                          CERTIFIED PUBLIC ACCOUNTANT
                       23622 CALABASAS ROAD, SUITE 107A
                         CALABASAS, CALIFORNIA  91308
                      (818)891-1901    FAX (818)222-0727






Cambridge Universal Corporation
(AKA - Whitehall Limited, Inc.)
Sarasota, Florida


     We have examined the pro forma adjustments reflecting the merger of Cambridge Universal and Whitehall Limited, Inc. as more fully described in Notes VIII and the application of those adjustments to the historic amounts in the accompanying pro forma consolidated financial statements as of March 31, 1999. Our examination was made to effect the adjustments for the period and accordingly included such procedures as we considered necessary in the circumstances.


     The objective of this pro forma consolidated financial information is to show what the significant effects on the historical financial might have been had the transaction occurred on its effective date.


     In our opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned merger as described in Note VIII and the application of those adjustments to the historical statement amounts in the pro forma consolidated statement of financial condition as of March 31, 1999 and consolidated statement of income and expenses for the three months ended March 31, 1999.



/S/  Alex N. Chaplan & Associates

Alex N. Chaplan & Associates
Calabasas, CA
June 21, 1999

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED., INC.)
            PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                              AS OF MARCH 31, 1999



                                     ASSETS

ASSETS
     Cash in Banks                                                  $  149,101
     Due from affiliated companies                                     132,381
     Investments - (at cost)                                           407,342
                                                                    ----------
           TOTAL CURRENT ASSETS                                                          $  688,824

CONSTRUCTION COSTS IN PROGRESS
     Land and development costs                                     $3,988,956
     Homes under construction and furnished models                   3,430,033
                                                                    ----------
           TOTAL CONSTRUCTION COSTS IN PROGRESS                                          $7,418,989

PROPERTY AND EQUIPMENT
     Office land and building                                       $  866,241
     Office furniture and fixtures                                      57,253
     Construction equipment                                             78,880
     Vehicles                                                           13,713
                                                                    ----------
           TOTAL                                                     1,016,087
     Less: Depreciation                                                 13,748
                                                                    ----------
           TOTAL PROPERTY AND EQUIPMENT                                                  $1,002,339
OTHER ASSETS
     Deposit on lot                                                 $   50,000
     Prepaid model lease                                                79,922
     Miscellaneous                                                       2,154
                                                                    ----------
           TOTAL OTHER ASSETS                                                            $  132,076
                                                                                         ----------
           TOTAL ASSETS                                                                  $9,242,228
                                                                                         ==========

The accompanying notes are an integral part of these financial statements.

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED, INC.)
            PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                              AS OF MARCH 31, 1999
                                  (Continued)


                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
     Accounts payable-trade                       $  488,618
     Notes payable to banks                          389,942
     Note payable (secured by office building)       364,480
     Notes payable - other                           300,000
     Land and development loans                      487,500
     Construction loans payable                    1,534,437
     Due to affiliated companies                     299,619
     Customers' deposits                             533,679
     Due to stockholder                               69,354
                                                  ----------
          TOTAL LIABILITIES                                      $4,467,629

NOTES PAYABLE TO STOCKHOLDER                                     $2,500,000

STOCKHOLDERS' EQUITY
     Preferred stock $.10 par value authorized
        and issued shares                                 $0
     Common stock; no par value authorized
        500,000,000 shares; issued and
        outstanding 7,100,000 shares                 190,448
     Paid in capital                               2,302,098
     Retained earnings (deficit)                    (217,947)
                                                  ----------
          TOTAL STOCKHOLDERS' EQUITY                             $2,274,599
                                                                 ----------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $9,242,228
                                                                 ==========



The accompanying notes are an integral part of these financial statements.

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED., INC.)
            PRO FORMA CONSOLIDATED STATEMENT OF INCOME AND EXPENSES
                             AND RETAINED EARNINGS
                FOR THE PERIOD JANUARY 1, 1999 TO MARCH 31, 1999

INCOME
     Sales of homes and lots                            $1,599,051
     Management fees                                        62,691
     Real estate commissions                                12,354
     Interest income                                         2,292
     Other                                                  32,650
                                                        ----------
          TOTAL INCOME                                               $1,709,038

COST OF HOMES AND LOTS                                               $1,238,536
                                                                     ----------

          NET INCOME (BEFORE OPERATING EXPENSES)                       $470,502

OPERATING EXPENSES
     Selling and General                                  $226,839
     Personnel                                             102,107
     Office                                                 73,773
     Real estate commissions                                21,653
                                                        ----------
          TOTAL OPERATING EXPENSES                                     $424,372
                                                                     ----------

          NET INCOME (BEFORE DEPRECIATION
            AND INTEREST                                                $46,130

OTHER EXPENSE
     Interest                                              $59,881
     Depreciation                                           13,748
                                                        ----------

          TOTAL OTHER EXPENSE                                           $73,629
                                                                     ----------
          NET (LOSS) FOR THE PERIOD                                    ($27,499)

RETAINED EARNINGS (DEFICIT)
     Balance - December 31, 1998                                      ($190,448)
                                                                     ----------

          RETAINED EARNINGS (DEFICIT) - MARCH 31, 1998                ($217,947)
                                                                     ===========

The accompanying notes are an integral part of these financial statements.

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED., INC.)
                 PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                FOR THE PERIOD JANUARY 1, 1999 TO MARCH 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
Net (Loss)                                                  ($27,499)
Adjustments to reconcile net (loss) to net
  cash provided by operating activities                       13,748
Increase/(decrease) in:
  Land and development costs                                 (31,267)
  Homes under construction and furnished models             (162,049)
  Customer deposits                                         (203,284)
  Accounts payable and accrued liabilities                   (55,113)
  Other assets                                               (85,677)
  Due from affiliates                                        (57,342)
  Due to affiliates                                          (14,678)
                                                            ---------

                          NET CASH PROVIDED (USED) BY
                              OPERATING ACTIVITIES                        ($623,161)

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash provided by investing activities                  $       0

Net cash from borrowings:
  Land and development loans                                  96,400
  Construction loans                                         366,234
  Notes payable                                               (7,408)
  Stockholder loans                                           40,523
                                                           ----------
                               NET CASHFLOWS FROM
                                   BORROWING                              $ 495,749
                                                                          ---------

NET CASH (DECREASE)                                                       $(127,412)

CASH IN BANK - JANUARY 1, 1999                                            $ 276,513
                                                                          ---------

CASH IN BANK - MARCH 31, 1999                                             $ 149,101
                                                                          =========

The accompanying notes are an integral part of these financial statements.

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED, INC.)
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                MARCH 31, 1999



NOTE I - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND LINE OF BUSINESS

History:

     The Company was incorporated in 1989 under the name Otisco. In January 1992, the company changed its name to Impact Income Investments. The Company was inactive through May 1996 and the Company name was changed to Financial Freedom Enterprises, Inc.

     Early in 1997 the name was changed to Cambridge Universal Corporation and a new board of directors were elected.

NOTE II - CAPITALIZATION PERIOD

     Interest is capitalized on land in process of development, finished building lots, and residential housing construction costs during the development and construction period. Interest on debt directly related to specific land parcels is capitalized using the specific identification method and interest for the remaining eligible assets, if any, is capitalized using an allocation method based on the Company's actual interest cost.

NOTE III - LAND COST ALLOCATION AND INVENTORY VALUATION

     The cost of acquiring and developing land and constructing certain amenities is allocated to the related parcels. Other direct construction costs are recorded on a specific job basis. Certain overhead costs are allocated to development costs and specific jobs based on current period direct costs. All such properties are carried at the lower of cost or net realizable value.

NOTE IV - PROPERTY, EQUIPMENT AND DEPRECIATION

     Property and Equipment are carried at cost. The Company computes depreciation at rates calculated to amortize the cost of such assets over their estimated useful lives.

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED, INC.)
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 1999
                                  (Continued)

NOTE V - CUSTOMER DEPOSITS

     Customers are required to make certain escrow deposits at the time a contract for sale of real estate is entered into between the parties. The cash deposits are not available for the Company's use until the sale is "closed". The company's escrow agents receive such cash deposits which are paid to the company upon closing of the sale.

NOTE VI - COMMITMENTS AND CONTINGENCIES

     The Company has a line of credit with a bank for the purpose of acquiring lots and constructing single family homes. The line of credit is for $2,000,000 with interest at prime plus 1.50% and is due on demand. All advances are secured by the specific home under construction and is guaranteed by the stockholder of the Company.

NOTE VII - DEBT

     The Company's debt consisted of the following at March 31, 1999:

     Notes Payable-
     Mortgage payable, Sarasota Bank, Interest at
          9.25% at 1284./mo.                                          $364,480
     Huntington National Bank-Commercial Loan at
          9.25%-uninsured interest due                                  41,818
     Sarasota Bank-Commercial Loan-9% loan secured
          by computer equipment-principal at 458/mo.
          plus interest                                                  8,507
     Provident Bank-Due 4/9/02 - 10.08% loan secured
          by Loader 1,281.62/mo. principal and interest                 39,617
     Individual notes payable-12% interest only                        300,000
     Bank Provident - due 9/2/99                                       100,000
     Northern Trust - 10%                                              200,000
     Huntington National Bank-Land and development loan
         (as part of $2,000,000 loan commitment per above)             487,500

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED, INC.)
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 1999
                                  (Continued)



NOTE VIII - SUBSEQUENT EVENTS

     A meeting of the holders of the outstanding Common Stock, no par value, of the Company was held at 10:00 A.M., Eastern Standard Time, on June 17, 1999 for stockholders of record dated June 3, 1999.

     Those matters considered at the meeting are as follows:

     1. To authorize the Board of Directors of the Company as presently constituted to take such action as is necessary to permit the Company to be domiciled and subject to the Florida Business Corporation Act (the "Florida Act"), which action is expected to involve action by the Board of Directors of the Company to qualify the Company as a foreign corporation authorized to do business in Florida and thereafter the adoption of the Florida Act pursuant to the provisions of the Florida Act.

     2. To cause to be prepared and filed under the Florida Act and such statutes of Colorado as are still applicable Amended and Restated Articles of Incorporation of the Company pursuant to which the name of the Company will be changed to WHITEHALL LIMITED, INC. and the outstanding Common Stock of the Company will be reclassified whereby each three Shares presently outstanding will become one outstanding Share. The number of authorized shares of Common Stock and Preferred Stock to be set forth in such Amended and Restated Articles shall remain the same.

     3. To authorize the Board of Directors to initiate and consummate a business combination between the Company and a Florida corporate entity known as Whitehall Homes II, Inc. pursuant to which combination Whitehall Homes II, Inc. is expected to become a wholly-owned operating subsidiary of the Company and the former shareholders of Whitehall Homes II, Inc. will be issued Shares which will constitute, upon issuance thereof, of not more than 61% of shares then outstanding as adjusted for such issuance.

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED, INC.)
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 1999
                                  (Continued)

     4.  To ratify the adoption of new and successor Bylaws for the Company.

     Presently, the principal executive offices of the Company are maintained at the offices of McFarland consulting Services, 3296 Osceola Street, Denver, Colorado 80212. On and subsequent to May 21, 1999, however, such offices are also being maintained at Andrews & Associates, Inc., 7669 Fairway Woods Drive, Sarasota, Florida 34238. It is anticipated that prior to the Special Meeting, the utilization of the Denver, Colorado office facilities will be discontinued.


                     CONTROL SHARE ACQUISITION TRANSACTION

     Pursuant to an Agreement Providing for the Purchase of Capital Stock dated February 18, 1999 with Addendums thereto (collectively the "Acquisition Agreement"), Andrews & Associates, Inc., a Florida corporation domiciled and maintaining its principal place of business in Sarasota, Florida ("Andrews"), has acquired in accordance with the terms of the Acquisition Agreement 2,290,000 Shares, as well as the voting power represented by granted Proxies for approximately 2,319,000 outstanding Shares.

     Accordingly, as a result of the consummation of the Acquisition Agreement, which occurred on or about May 20, 1999, Andrews is vested with voting control of the Company and such is expected to be the case in the foreseeable future time until the consummation of the transaction with Whitehall Homes II, Inc. ("Whitehall Homes"), a described subsequently in this Information Statement.

     The 2,290,000 Shares acquired by Andrews were acquired for a consideration constituted by cash and promissory notes from the following record and beneficial holders of Shares and in the Share amounts indicated:


                                                   Number of Cambridge
                                                  Shares Held of Record
Holder                                               and Beneficially
------                                            ---------------------
Howard P. Carroll                                         445,000
First Development Investment Corp.                        645,000
McFarland Consulting Services, Inc.                       500,000


                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED, INC.)
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 1999
                                  (Continued)

                                                           Number of Cambridge
                                                           Shares Held of Record
Holder                                                      and Beneficially
------                                                     ---------------------

Craig Graham                                                              25,000

Allan Land & Cattle, Inc.                                                675,000

Certain of the above-identified sellers of Shares to Andrews remain Shareholders of the Company, including, without limitation, Allan Land & Cattle, Inc.

     In accordance with the Acquisition Agreement, certificates representing 1,717,500 Shares of the 2,290,000 Shares acquired by Andrews, are being held by an Escrow Agent designated in the Acquisition Agreement and such certificates will be released by the Escrow Agent on each instance of retirement of remaining consideration to be paid for the Shares acquired by Andrews in accordance with the promissory notes given in partial payment of such consideration. The voting power with respect to such 1,717,500 Shares is vested in Andrews, however, unless an event of default occurs with respect to any or all of the promissory notes delivered by Andrews to the above-identified Shareholders.

     The described Proxies vesting additional voting power in Andrews are also held by the Escrow Agent but are available to Andrews on each and every instance where the holders of the Company's outstanding shares are called upon to vote on any matter, again, unless and until an event of default occurs with respect to the outstanding promissory notes. Andrews, as indicated, is a corporation formed and existing under Florida law and having its principal place of business in Sarasota, Florida. Andrews engages in the providing of consulting services principally to business entities engaged in residential dwelling construction with an emphasis on single family dwellings constructed in planned residential developments containing a number of structures. Andrews has acted as a consultant to Whitehall Homes, which will be a constituent entity to the business combination described below in this Information Statement.

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED, INC.)
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                MARCH 31, 1999
                                  (Continued)


     The outstanding voting common stock of Andrews is owned of record by Patrick J. Andrews, Gregory M. Andrews and Jerome S. Andrews, who are brothers. Patrick, Gregory and Jerome Andrews serve as members of the Board of Directors and Jerome Andrews serves as President of Andrews. Patrick Andrews serves as Vice President of Andrews and Gregory M. Andrews serves as Vice President, Secretary-Treasurer of Andrews.


     The father of Patrick, Gregory and Jerome Andrews, J. S. Andrews, is a key managerial consultant of Andrews and such is expected to be the case subsequent to the business combination with Whitehall Homes.


     At the time that the business transaction with Whitehall Homes is consummated, Andrews will no longer be vested with voting control of the Company.


                   TRANSACTION WITH WHITEHALL HOMES II, INC.
                   -----------------------------------------


     At a time contemporaneous with the Special Meeting of the Shareholders of the Company held June 7, 1999, a business combination between the Company and the holders of all of the outstanding voting securities of Whitehall Homes will be consummated whereby not more than 61% of the shares of the Company outstanding at the time subsequent to the consummation of such combination transaction will be held by the holders of such voting securities of Whitehall Homes. The Company will at that time be the corporate parent of Whitehall Homes and Whitehall Homes will be operated as a wholly owned corporate subsidiary of the Company.


     As provided in the Amended and Restated Articles of Incorporation described in the accompanying Meeting Notice and below in this Information Statement, the Company's name will be changed to Whitehall Limited, Inc. On and subsequent to the business combination between the Company and Whitehall Homes, the business of the Company will become that of Whitehall Homes and the Company, accordingly, will eliminate the inactive status which has characterized the Company for some period of time.

                        CAMBRIDGE UNIVERSAL CORPORATION
                         (AKA WHITEHALL LIMITED, INC.)
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 1999
                                  (Continued)



     Whitehall Homes has engaged in the residential home construction business directly or through affiliated entities since approximately 1985 and has constructed more than 1,000 single family residences and approximately 360 multi-family homes. The activities of Whitehall Homes have been largely concentrated in the State of Florida. All of the outstanding voting common stock of Whitehall Homes is presently owned by Ronald Mustari and members of his family, either of record or beneficially.

     The Company will be the surviving entity in the business combination with Whitehall Homes, although its name will be changed from its present name to that of WHITEHALL LIMITED, INC. pursuant to the preparation and filing of the Amended and Restated Articles of Incorporation.